SGI Proprietary SGI Q3FY08 Results May 6, 2008 EXHIBIT 99.2

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q3 Results – Kathy Lanterman, CFO
•
Company Directions – Bo Ewald
– Business
– Market
– Technology
•
Sales Update – Doug Britt, SVP Sales
•
Outlook - Kathy Lanterman

Legal Disclaimers
This presentation contains forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth herein, including increased demands on our working capital due to growth in backlog, in particular for large sales transactions; our ability to raise additional capital in the future on commercially attractive terms or at all, which would restrict our growth and impair our ability to operate; our historical losses and possible failure to attain profitability on a quarterly, annual or sustained basis and risks related to the impact on our business of cost reduction initiatives to be effected in the coming quarters to bring costs more in-line with current revenues; our operating results continuing to fluctuate significantly and continuing to be difficult to predict; our stock continuing to have extremely low trading volume and price volatility; our failure to continue growth in bookings, delays in the conversion of backl og to revenue due to application of SOP 97-2, shipment delays and the other risks and uncertainties discussed under the caption “Risk Factors” and elsewhere in SGI’s Form 10-K or Form 10-Q most recently filed with the
Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof.
SGI disclaims any intent or obligation to update these forward-looking statements.
In this presentation, SGI uses certain pro forma financial measures that are not calculated in accordance with
GAAP, or non-GAAP financial measures. These measures are referred to as “pro forma” in this presentation.
In addition, the company uses bookings and backlog to measure performance. Management believes that these non GAAP financial measures, bookings and backlog are useful to investors because they facilitate peri od to period comparisons of SGI performance and because they help investors view the company’s results of operations through the eyes of management and the company’s lenders. SGI’s credit line covenants, management reporting and incentive plans are measured against certain of these non-GAAP financial measures.
A Reconciliation of the non-GAAP financial measures set forth above and used in this presentation is posted on our website at
www.sgi.com/investors
and is included in our May 6, 2008 press release announcing our financial results for the quarter and nine months ended March 28, 2008.

Q3 Highlights—Bookings
• Q3 Bookings
– $83M compared to $55M in Q3FY07
– ~50% growth
• Key Customer Wins
– NBA: Digital Media Management System
– Pittsburgh Supercomputing Center: two Altix
®
4700 systems totaling 912
processors
– Sikorsky: Visual Flight Simulator
• Backlog
– $134M (>80% increase from start of the year)
• Q4 Bookings Momentum Continues
– NASA/AMES – 20,000 core, 20 TB ICE system
– Major European research center ~ $25M+
– European data warehouse solution – 5 Altix systems running Oracle ~ $3M

Q3 Highlights—Operations
•
Products
– Visualization – Virtu VN200
– Server – ICE enhancements
– Storage – InfiniteStorage 4600 and Virtualized Storage Migration Solution
– Climate Savers Initiative
•
Software
– Irene Qualters joins to lead Software
– Linux Networx Software, etc.
– Progress toward release of our Industrial Strength Linux Environment (ISLE)
•
Service
– Support Solutions Plus launched for other companies’ products

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q3 Results – Kathy Lanterman, CFO
•
Company Directions - Bo Ewald
– Business
– Market
– Technology
•
Sales Update – Doug Britt, SVP Sales
•
Outlook - Kathy Lanterman

Financial Results
Q307 Q407 Q108 Q208 Q308 Q307 Q407 Q108 Q208 Q308
Backlog
4
$118M $89M $113M $163M $202M $109M $66M $65M $96M $134M
Bookings
3
$55M $54M $77M $100M $83M $55M $54M $77M $100M $83M
Revenue $111M $122M $91M $90M $79M $130M $141M $121M $109M $81M
Products standard profit margin
44.3% 34.5% 37.7% 42.2% 41.1%
53.8% 40.7% 36.1% 45.4% 42.2%
Products gross profit margin
29.4% 17.7% 17.3% 19.5% 10.8% 43.4% 28.1% 24.6% 31.0% 15.1%
Services gross profit margin
37.1% 39.6% 43.1% 41.5% 34.1% 43.9% 46.4% 47.9% 41.3% 36.1%
Gross Margin 33.00% 26.30% 30.20% 30.90% 23.50% 43.60% 35.20% 34.30% 35.70% 26.90%
Operating Expenses $57M $57M $55M $59M $59M $53M $53M $51M $55M $53M
Operating Profit (Loss) ($20M) ($25M) ($27M) ($31M) ($41M) $4M ($3M) ($10M) ($16M) ($31M)
EBITDA
2
$10M $3M ($4M) ($11M) ($26M)
Unrestricted Cash $70M $70M $55M $33M $43M $70M $70M $55M $33M $43M
Non-GAAP1
GAAP
1) Non-GAAP results exclude restructuring, fresh start account, non-cash impact of LXNI asset acquisition, and impact of implementing
Software Revenue Recognition (SOP97-2).
2) EBITDA as calculated under the terms of the loan agreement
3) Bookings are new orders for products and professional services taken in the quarter that are expected to ship in the next 12 months, and exclude the value of our Customer Support (CS) contracts.
4) Backlog is defined as bookings for products and professional services for which we have not yet recognized revenue, also excluding CS
5) A reconciliation of the non-GAAP financial measures set forth above and used in this presentation is posted on our website at
www.sgi.com/investors and is included in our May 6, 2008 press release announcing our financial results for the quarter and the nine months ended March 28, 2008.

1Q07	2Q07	3Q07	4Q07	FY07	1Q08	2Q08	3Q08	B/(W) YTD vs prior YTD	% YTD vs prior YTD	B/(W) Prior Year	% vs prior Year	B/(W) prior quarter	% vs prior quarter
Core Systems:														
Shared Memory Servers (*Does not Include RPG Altix or RPG I	$ 29.8	$ 56.5	$ 17.1	$ 20.2	$ 123.5	$ 22.5	$ 24.4	$ 28.3	$ (28.1)	-27%	$ 11.2	66%	$ 3.8	16%
Cluster Products	$ 1.5	$ 2.3	$ 4.3	$ 10.0	$ 18.1	$ 14.7	$ 30.4	$ 23.0	$ 60.1	741%	$ 18.7	431%	$ (7.4)	-24%
Storage Products	$ 12.3	$ 19.5	$ 12.2	$ 9.6	$ 53.6	$ 13.6	$ 24.4	$ 11.8	$ 5.9	13%	$ (0.4)	-3%	$ (12.5)	-51%
Total Core Systems	$ 43.6	$ 78.2	$ 33.6	$ 39.8	$ 195.2	$ 50.8	$ 79.3	$ 63.1	37.8	24%	29.5	88%	(16.1)	-20%
Legacy Systems:														
Total Legacy Systems	$ 12.8	$ 20.1	$ 13.1	$ 7.1	$ 53.1	$ 11.0	$ 7.8	$ 6.9	(20.3)	-44%	$ (6.2)	-47%	$ (0.8)	-11%
Total Products Bookings	**$ 56.3**	**$ 98.3**	**$ 46.7**	**$ 46.9**	**$ 248.3**	**$ 61.8**	**$ 87.0**	**$ 70.0**	**17.5**	**9%**	**$ 23.3**	**50%**	**$ (17.0)**	**-19%**
	86.9%	87.7%	84.7%	87.1%	86.8%	80.3%	86.8%	84.6%						
Global Services:														
Professional services and solutions	$ 8.5	$ 13.8	$ 8.4	$ 7.0	$ 37.7	$ 15.2	$ 13.3	$ 12.8	10.6	34%	$ 4.3	51%	$ (0.5)	-4%
Total Global Services Bookings	**$ 8.5**	**$ 13.8**	**$ 8.4**	**$ 7.0**	**$ 37.7**	**$ 15.2**	**$ 13.3**	**$ 12.8**	**10.6**	**34%**	**$ 4.3**	**51%**	**$ (0.5)**	**-4%**
	13.1%	12.3%	15.3%	12.9%	13.2%	19.7%	13.2%	15.4%						
Total Bookings	**$ 64.8**	**$ 112.1**	**$ 55.2**	**$ 53.9**	**$ 286.0**	**$ 77.0**	**$ 100.3**	**$ 82.8**	**28.1**	**12%**	**$ 27.7**	**50%**	**$ (17.4)**	**-17%**

SGI PROPRIETARY

sgi INNOVATION FOR RESULTS

8 Bookings Results by Product Line ($M)

1Q07	2Q07	3Q07	4Q07	FY07	1Q08	2Q08	3Q08	B/(W) YTD vs prior YTD	% vs YTD vs prior YTD	B/(W) Prior Year	% vs prior Year
Core Systems:												
Shared Memory Products	$ 36.6	$ 44.2	$ 36.2	$ 48.8	$ 165.9	$ 38.1	$ 25.7	$ 13.4	$ (39.9)	-34%	$ (18.5)	-42%
Cluster Products	$ 0.6	$ 1.9	$ 2.4	$ 5.5	$ 10.4	$ 14.4	$ 10.1	$ 9.3	$ 28.9	595%		
Storage Products	14.3	15.1	14.7	20.2	64.3	11.6	15.8	8.6	$ (8.1)	-18%	0.7	5%
Total Core Systems	$ 51.5	$ 61.2	$ 53.3	$ 74.5	$ 240.6	$ 64.1	$ 51.6	$ 31.2	(19.1)	-11%	(9.6)	-16%
Legacy Systems:												
Server Products	11.8	13.3	13.2	11.4	49.8	5.4	7.4	4.4	(21.1)	-55%	(5.9)	-44%
Storage Products	0.5	1.4	1.2	0.7	3.8	0.8	0.4	0.3	(1.6)	-52%	(1.0)	-73%
Total Legacy Systems	12.4	14.7	14.5	12.1	53.6	6.2	7.8	4.7	(22.9)	-55%	(6.9)	-47%
Total Products Revenue	**63.90**	**75.90**	**67.80**	**86.60**	**294.20**	**70.30**	**59.43**	**35.9**	**(42.0)**	**-20%**	**(16.5)**	**-22%**
	50.3%	56.6%	52.3%	61.2%	55.3%	58.2%	54.4%	44.3%				
Global Services:												
Support Services	48.5	47.5	44.2	44.8	185.1	42.1	39.9	36.2	(22.0)	-16%	(7.6)	-16%
Professional services and solutions	14.5	10.7	17.7	10.1	53.0	8.3	9.8	8.9	(15.9)	-37%	(0.9)	-8%
Total Global Services Revenue	**63.0**	**58.3**	**61.9**	**54.9**	**238.1**	**50.4**	**49.7**	**45.1**	**(38.0)**	**-21%**	**(8.6)**	**-15%**
	49.7%	43.4%	47.7%	38.8%	44.7%	41.8%	45.6%	55.7%				
Total Revenue	**127.0**	**134.1**	**129.8**	**141.5**	**532.4**	**120.7**	**109.1**	**81.0**	**(80.1)**	**-20%**	**(25.0)**	**-19%**

SGI PROPRIETARY

Revenue Results by Product  (Non-GAAP $M)
* A reconciliation of the non-GAAP financial measures set forth above and used in this presentation is posted on our website at www.sgi.com/investors and is included in our May 6, 2006 press release announcing our financial results for the quarter and nine months ended March 28, 2008

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q3 Results – Kathy Lanterman, CFO
•
Company Directions
–
Bo Ewald
– Business
– Market
– Technology
•
Sales Update – Doug Britt, SVP Sales
•
Outlook – Kathy Lanterman

Company Overview
•
Founded:
1982
•
Headquarters:
Sunnyvale, CA
•
Customers:
Over 4000, with
products and services in more than
50 countries
•
Employees:
~1650
– 800+ customer facing employees
– 340+ U.S. Government
clearances
– 300+ engineers continue to
innovate
For over 25 years, SGI has provided high performance computing (HPC), storage and visualization solutions to help solve the world’s most challenging computing problems

12 Customers—Strong Base in Government and Research Classified National Centers Defense Strategic Systems Weather Government Customer Base Research Customers Universities

ONERA
THE FRENCH AEROSPACE LAB

BOEING

MTU Aero Engines

Sikorsky
A United Technologies Company

Snecma
SAFRAN Group

McLaren AUTOMOTIVE

TOYOTA

Ford

HONDA

DAIMLERCHRYSLER
Mercedes-Benz
CHRYSLER

KIA MOTORS
The Power to Surprise

TATA

P&G
Procter & Gamble

3M

MOTOROLA

DANA

General Electric

LG

KUMHO TIRES

bp

TOTAL

Marathon Oil Corporation

ExxonMobil

NATIONAL CANCER INSTITUTE

AstraZeneca

CENTERFO
RBIOLOGI
CALSEQU
ENCEANA
LYSIS CBS

MERCK

L3 communications
Security & Detection Systems

egg

PIXAR

NATIONAL GEOGRAPHIC CHANNEL

UNIVISION

NBC UNIVERSAL

Disney

NBA

MOTOROLA

KONAMI

Technicolor

sgi
INNOVATION FOR RESULTS

SGI PROPRIETARY

13 Customers—Growing in Industry and Business Energy Manufacturing Automotive Aerospace Biosciences Enterprises Industry Business

Strong Foundation
•
4000 Customers
•
Silicon
Graphics
Brand
•
Engineering
– System Architecture
– Packaging
•
Software
– High productivity Linux environment for our customers
•
Systems that work “out of the box” - manufacturing, installation, production
•
People who know the space - compute, data-intensive, and
visualization

FY2008	FY2009	FY2010
	Bookings	Bookings & Revenue	Sustainabilitiy
Sector	HPC	HPC + Viz + Data Mgmt.	HPC + Viz + Data Mgmt.
Markets	Def., Nat. Ctrs., Mfg.	+ New Media + Energy	+ High Perf. Business
Products	Compute	Visualization + ISLE	+ Data Mgmt.
Services	Slow the Decline	Flat CS, Grow PS	Grow CS & PS

SGI PROPRIETARY

sgi INNOVATION FOR RESULTS

15 3 Year Business Roadmap + + + + + + + + +

DISNEY
NATIONAL
GEOGRAPHIC
CHANNEL
NBC UNIVERSAL
NBA
EFILM
TECHNICOLOR

SGI PROPRIETARY

sgi
INNOVATION FOR RESULTS

SGI—Performance Meets Next Wave
HPC
Foundation
Fast Analysis
Data Intensive
Growing Storage Req.
New Media
3D, HD and Web 3.0
Huge Models
Performance Database
Active Digital Content
Massive Unstructured Data
New
Visualization
New
Data Management

SGI and NBA—Monetizing Digital Content
Opportunity:
• Massive volume of video content—every NBA game for 40 years
• Opportunity to sell “clips” to consumers et al
Challenges:
• Inability to store and manage large volume of unstructured data
• Inability to dynamically select and deliver “chunks” of video from large streams
• Complexity of encoding/transcoding delivery for diverse OS/user environments
SGI Solution:
• Scalable and flexible storage designed for large unstructured data sets
– Initial project: 8TB, Today: 210TB – 7PB library = 250,000 hours+ of content and growing
• DMF offers ability to select any portion of a streaming file, in real-time
• Hollywood HPC expertise powers transparent and immediate transcoding to match any flavor OS – in real-time

SGI Visualization
•
Market-leading, patented technology
– Viz Anywhere (WAVE)
– Virtual worlds/reality
– 3D visualization
•
Massive uptake across HPC and Commercial
– Visual collaboration, design, decision-making
– Virtual training across medical, defense, law enforcement, sports and more
•
Eventual consumer opportunity
– 3D Web
– Mobile gaming
– Virtual worlds
•
Virtual worlds are powering range of applications
– Second Life: training, shopping, real estate, travel. +10% new users/month
– Entertainment and gaming on the brink of virtual evolution
– The Nintendo ®
Wii™
is the first entry of Virtual Worlds into the home.

SGI Technology Strategy—Unified High Performance
Solutions
Compute
Visualization
Storage
Storage
Hybrid
Systems
• Focus on core platforms for
compute, visualization &
storage
• Best of Breed Products in
each
• Industrial Strength Linux
Environment (ISLE) to
integrate
• Hybrid Computing
• Leverage R&D investments

System utilities
Development environment

SGI PROPRIETARY

20 ISLE & Hybrid Computing LINUX OPERATING BIOS End user environment

Industrial Strength
Linux Environment

SGI PROPRIETARY

sgi
INNOVATION FOR RESULTS

Improving & Expanding Our Software Content Compute Compute Visualization Visualization Storage Storage Hybrid Systems

Industrial Strength
Linux Environment

SGI PROPRIETARY

Strategy Supports Present and Future Markets HPC HPC 3D, HD Viz 3D, HD Viz Complex Data Complex Data Management Management Compute Compute Visualization Visualization Storage Storage Hybrid Systems

FY08 Major Objectives
•
Bookings–Double-digit growth
•
Strategy–Rollout Hybrid Computing, ISLE, launch Visualization
•
Products–Introduce and refresh:
• Compute–ICE and Altix
• Storage–SGI
®
InfiniteStorage NEXIS NAS
• Visualization Virtu
•
Services–Slow decline of CS, start to grow PS
•
Organization–Vertical Sales & Marketing; Software
•
Leadership–Supplement the team
•
IP–Develop strategy to monetize

FY08 Highlights
• July Strategy finalized
• August 1   ICE systems shipped
Shahin Khan joins to lead IP program
• September NEXIS NAS storage family launched
Bookings grow 43% over prev. quarter
Significant Orders:  NASA/Ames, Honda, Malaysian Research, Idaho Natl. Lab
• October Sales Conference builds momentum
• November Supercomputing ’07 – “SGI is back”
ICE is #3 on Top500 list
Record performance on Oracle OASB
Doug Britt joins to lead sales
• December Nancy Hanna joins to lead HR
Bookings grow 30% over Q1 to $100M
Significant Orders:  BAW, TOTAL, NMCAC, HLRN, Sikorsky, Merck KgAA
st

FY08 Highlights (cont.)
• January Irene Qualters joins to lead Software
• February Linux Networx Software, etc.
Support Solutions Plus launched
• March ICE upgrades
Bookings grow 50% over Q3 FY07
Significant Orders:  GFDL, McLaren, Pittsburgh Supercomputing, NBA, Japanese automaker, Internet commerce site
• April 1   Visualization Product Virtu VN200 Announced
NBA project has 250,000 hours digitized (N7PB)
Significant Orders: European weather service, National European supercomputing center,  NASA/AMES…
st

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q3 Results – Kathy Lanterman, CFO
•
Company Directions – Bo Ewald
– Business
– Market
– Technology
•
Sales Update –
Doug Britt, SVP Sales
•
Outlook – Kathy Lanterman

140
120
100
80
60
40
20
0
$M
Q4FY08
Guidance
Q2FY07
Q3FY07
Q4FY07
Q1FY08
Q2FY08
Q3FY08
Q3FY08
Q2FY07
Q3FY07
Q4FY07
Q1FY08
Q2FY08
Q3FY08
Bookings
Backlog

SGI PROPRIETARY

Bookings Through FY07 27

600
500
400
300
200
100
0
$M
FY03
FY04
FY05
FY06
FY07
FY08

Bookings Inflection Point Q4 Guidance FY08 YTD 28

140
120
100
80
60
40
20
0
$M
Backlog
Bookings
Q4FY07
Q1FY08
Q2FY08
Q3FY08
Q4FY07
Q1FY08
Q2FY08
Q3FY08

Good Progress on Bookings & Backlog 29

Other
Media
Oil/Gas
DW/BI
DSS
Biosciences
Weather
Education
National Centers
Manufacturing

SGI Revenue Distribution Percentage by Market Segment

Critical Success Factors for Our Sales Team
to Sustain Consistent Growth
Protect and grow the base business
Focus on hunting new business
Add strategic selling resources
A proactive and aggressive selling culture
Industry marketing — the “Virtual Team”
A well-executed targeted customer coverage model
Differentiated value proposition
Talents, rewards, execution, and accountability

Proactive Solution Selling Culture
Address customer pain points
SGI Value Proposition
Target Accounts/Industry
Partners: ISVs, SIs, VARs
Products/Solutions: aligned to customer challenge
Selling resources proactively solving customer problems
Sales Support Collateral:
Customer Presentations —
Executive/Technical
White Papers
Competitive Data
Quick Sales Guide

Actions Currently Underway to
Sustain Sales Growth
Increase and realign sales and management resources that are
100% focused on hunting new business
Investing in telesales for demand generation
Revamping the Channel sales strategy
Created a dedicated Storage/Data Management Sales Team
Improve sales training and collateral
Align industry marketing to support and drive market segment penetration strategies — the “Virtual Team”
Hired New Sales Leader for EMEA

Topics
•
Introductory Comments – Bo Ewald, CEO
•
Q3 Results – Kathy Lanterman, CFO
•
Company Directions – Bo Ewald
– Business
– Market
– Technology
•
Sales Update – Doug Britt, SVP Sales
•
Outlook – Kathy Lanterman

35